UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2022

APi Group Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW
New Brighton, Minnesota		55112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 651 636-4320

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2022, APi Group Corporation (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2022. A copy of the press release is furnished as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

James Arseniadis, 39, the Company’s Vice President and Chief Accounting Officer, has been designated as the Company’s principal accounting officer effective August 2, 2022.

Prior to joining the Company in June 2022, Mr. Arseniadis was a Vice President of Accounting at UnitedHealth Group (“UHG”) where he most recently served as Assistant Controller of Optum Rx, a pharmacy care services company. At Optum Rx, Mr. Arseniadis was responsible for various accounting oversight and financial reporting functions. Prior to that, Mr. Arseniadis held other roles of increasing responsibility within UHG since joining in August 2017. Mr. Arseniadis began his career at PricewaterhouseCoopers and spent 12 years in the firm’s Assurance practice serving a variety of public, multinational clients. Mr. Arseniadis graduated from the University of Notre Dame with a Bachelor of Business Administration and is a Certified Public Accountant.

As an officer of the Company, Mr. Arseniadis is entitled to participate in the Company’s annual incentive compensation and long-term equity incentive compensation programs described under the heading “Compensation Discussion and Analysis” in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 29, 2022.

There are no arrangements or understandings between Mr. Arseniadis and any other persons pursuant to which Mr. Arseniadis was selected as an officer of the Company. There are no family relationships between Mr. Arseniadis and any director or executive officer of the Company and Mr. Arseniadis does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release issued by APi Group Corporation on August 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

API GROUP CORPORATION

Date:	August 4, 2022	By:	/s/ Kevin S. Krumm
Name: Kevin S. Krumm Title: Chief Financial Officer